Exhibit 10.2(b)


   Schedule of Secured Convertible Note (refinancings after October 31, 2005)
          Issued by NCT Group, Inc. to Carole Salkind on April 21, 2006



    Issue Date       Due Date          Principal           Conversion Price
    ----------       --------          ---------           ----------------
     04/21/06        10/21/06        $1,447,274.84      Greater of: (i) $0.0022;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the
                                                        date of conversion